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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 30, 2005

                              K&F INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

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
     Delaware                       33-29035                     34-1614845
 ---------------                ----------------             -------------------
 (State or other                (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
  incorporation)
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           600 Third Avenue, New York, New York               10016
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         (Address of principal executive offices)           (Zip Code)

                                 (212) 297-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
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         Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On March 30, 2005, K&F Industries, Inc. (the "Company") reported fourth quarter and fiscal year ended December 31, 2004 earnings. For additional information regarding the Company's fourth quarter and fiscal year ended December 31, 2004 earnings, please refer to the press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein.

      At 11:00 a.m. EDT on March 30, 2005, executives of the Company will host a conference call to speak to the public, as well as various members of the financial and investment community, regarding the Company's fourth quarter and fiscal year ended December 31, 2004 results.

      The information in the Press Release is being furnished, not filed, pursuant to this Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

      The Company provides certain non-GAAP financial measures as additional information relating to its operating results. Management of the Company believes that the presentation of these measures provides additional information with respect to the ability of the Company to meet its future debt service, capital expenditures and working capital requirements. In addition, management of the Company believes that investors find these non-GAAP financial measures to be a useful tool for measuring the Company's ability to service debt. Management also uses these or similar non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the Company's results of operations. The current calculation of non-GAAP earnings before interest, taxes, depreciation and amortization (EBITDA) is operating income plus depreciation and amortization. A reconciliation of net income to non-GAAP EBITDA is included in a schedule to the press release filed with this report.

Item 9.01 Financial Statement and Exhibits.

(c)   Exhibits:

The following exhibit is filed herewith:

      99.1 Press Release dated March 30, 2005 regarding the fourth quarter and fiscal year ended December 31, 2004 earnings of K&F Industries, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    K&F INDUSTRIES, INC.


                                    By: /s/ DIRKSON R. CHARLES
                                        ----------------------
                                        Name:  Dirkson R. Charles
                                        Title: Chief Financial Officer

Date: March 30, 2005


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                                  EXHIBIT INDEX

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
Exhibit                               Description
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
 99.1 Press Release issued March 30, 2005 regarding the Company's fourth quarter and twelve months ended December 31, 2004 earnings.
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